UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY		10041
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(888)777-0102

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2010

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

May 31, 2010

Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

(IGI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Investment Grade Defined Opportunity Trust Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	10

Statement of operations	11

Statements of changes in net assets	12

Financial highlights	13

Notes to financial statements	14

Additional shareholder information	19

Dividend reinvestment plan	20

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Investment Grade Defined Opportunity Trust Inc. for the six-month reporting period ended May 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•    Fund prices and performance,

•    Market insights and commentaries from our portfolio managers, and

•    A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 25, 2010

Western Asset Investment Grade Defined Opportunity Trust Inc.	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the six-month reporting period ended May 31, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as GDP growth was 2.7%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.0% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded ten consecutive months. May 2010’s PMI reading of 59.7 indicated that the manufacturing sector’s growth was broad-based, as sixteen of the eighteen industries tracked by the Institute for Supply Management grew during the month.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 431,000 jobs in May, the largest monthly gain in more than ten years. However, the vast majority of jobs created during the month — 411,000 — were temporary government positions tied to the 2010 Census. Nevertheless, during the first five months of the calendar year, an average of nearly 200,000 new positions was created per month. In addition, the unemployment rate fell to 9.7% in May compared to 9.9% in April.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, sales increased 7.0% and 8.0% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% in May. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.8% in April. This marked the first increase following six consecutive monthly declines.

Financial market overview

Over the course of the six-month reporting period ended May 31, 2010, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in May 2010, triggered, in large part, by the sovereign debt crisis in Greece and uncertainties regarding new financial reforms in the U.S.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, outperformed U.S. Treasuries during the reporting period as a whole. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. At its meeting in June 2010 (after the end of the reporting period), the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary

IV	Western Asset Investment Grade Defined Opportunity Trust Inc.

Investment commentary (cont’d)

loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the six months ended May 31, 2010. Overall, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Despite the debt crisis in Greece and other headwinds late in the period, the spread sectors generated solid results over the period.

Both short- and long-term Treasury yields fluctuated during the period as investors analyzed incoming economic data and theorized about the Fed’s future actions. When the period began, Treasury yields were relatively low, with two- and ten-year Treasury yields at 0.67% and 3.21%, respectively. Two- and ten-year Treasury yields then gyrated, rising as high as 1.18% and 4.01%, and falling as low as 0.72% and 3.18%, respectively. Short- and long-term yields declined toward the end of the reporting period given concerns regarding the escalating debt crisis in Greece. As of May 31, 2010, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. Over the six-month reporting period, Treasury yields increased across the yield curvevii, largely the result of improving economic data and, in the case of longer-term Treasuries, due to fears of future inflation given the government’s massive stimulus program. For the six months ended May 31, 2010, the Barclays Capital U.S. Aggregate Indexviii returned 2.08%.

The high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during all but the last month of the period. This strong performance was due to a variety of factors, including the generally strengthening economy, better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexix returned 6.56% for the six months ended May 31, 2010.

Emerging market debt prices rallied, also posting positive returns each month during the period except for May 2010. This rally was triggered by optimism that the worst of the global recession was over, as well as rising commodity prices, solid domestic demand and generally strong investor risk appetite. While a portion of its gains were lost late in the period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x returned 3.63% over the six months ended May 31, 2010.

Performance review

For the six months ended May 31, 2010, Western Asset Investment Grade Defined Opportunity Trust Inc. returned 2.90% based on its net asset value (“NAV”)xi and 9.77% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Credit Indexxii, returned 2.55% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagexiii returned 4.57% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.63 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2010 (unaudited)

Price Per Share	6-Month Total Return*
$ 20.53 (NAV)	2.90%
$ 20.90 (Market Price)	9.77%

All figures represent past performance and are not a guarantee of future results.

*            Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Western Asset Investment Grade Defined Opportunity Trust Inc.	V

Looking for additional information?

The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2010

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv           The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v              The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii        The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii     The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix            The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

x               The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xi            Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xii         The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

xiii      Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 23 funds in the Fund’s Lipper category.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investments as of May 31, 2010 and November 30, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡             Represents less than 0.1%.

2	Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

May 31, 2010

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 91.9%
Consumer Discretionary — 9.3%
Hotels, Restaurants & Leisure — 0.9%
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	$1,250,000	$1,315,625
Wyndham Worldwide Corp., Senior Notes	9.875%	5/1/14	500,000	552,988
Total Hotels, Restaurants & Leisure				1,868,613
Household Durables — 0.4%
Fortune Brands Inc., Senior Notes	4.875%	12/1/13	720,000	758,136
Internet & Catalog Retail — 0.2%
QVC Inc., Senior Secured Notes	7.125%	4/15/17	520,000	508,300	(a)
Leisure Equipment & Products — 0.2%
Hasbro Inc., Senior Notes	6.350%	3/15/40	490,000	510,465
Media — 7.0%
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	2,628,678
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,612,272
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,268,750
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	1,000,000	1,030,000	(a)
News America Inc., Senior Notes	6.650%	11/15/37	2,400,000	2,605,058
Omnicom Group Inc., Notes	6.250%	7/15/19	1,760,000	1,949,962
Time Warner Cable Inc., Debentures	7.300%	7/1/38	500,000	572,919
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,100,000	1,372,216
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	1,000,000	1,080,000	(a)
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,171,353
Total Media				15,291,208
Specialty Retail — 0.1%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	376,000	223,720	(a)
Textiles, Apparel & Luxury Goods — 0.5%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,000,000	1,095,000
Total Consumer Discretionary				20,255,442
Consumer Staples — 5.4%
Beverages — 1.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	1,000,000	1,187,064	(a)
Diageo Capital PLC, Notes	5.750%	10/23/17	1,200,000	1,340,066
Total Beverages				2,527,130
Food & Staples Retailing — 1.2%
CVS Caremark Corp., Senior Notes	3.250%	5/18/15	460,000	462,829
CVS Caremark Corp., Senior Notes	6.600%	3/15/19	600,000	682,367
Safeway Inc., Senior Notes	6.250%	3/15/14	1,225,000	1,380,651
Total Food & Staples Retailing				2,525,847
Food Products — 1.7%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,030,000	1,071,726
Mead Johnson Nutrition Co., Senior Notes	4.900%	11/1/19	1,080,000	1,112,387	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	1,500,000	1,613,438	(a)
Total Food Products				3,797,551

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report	3

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 1.3%
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	$600,000	$654,122
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	2,000,000	2,188,122
Total Tobacco				2,842,244
Total Consumer Staples				11,692,772
Energy — 9.5%
Oil, Gas & Consumable Fuels — 9.5%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	600,000	639,958
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,100,000	1,044,637
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	1,728,168
DCP Midstream LLC, Senior Notes	9.750%	3/15/19	1,000,000	1,278,416	(a)
Devon Financing Corp. ULC, Debentures	7.875%	9/30/31	1,000,000	1,252,646
Enterprise Products Operating LP, Senior Notes	9.750%	1/31/14	2,000,000	2,415,412
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	962,868
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,730,555
Hess Corp., Notes	7.875%	10/1/29	440,000	539,650
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	527,546
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	848,546
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	984,997
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,106,137
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,000,000	1,095,000
Shell International Finance BV, Senior Notes	6.375%	12/15/38	1,500,000	1,712,295
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	830,228
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	460,729	(a)
XTO Energy Inc., Senior Notes	5.750%	12/15/13	500,000	559,457
XTO Energy Inc., Senior Notes	5.500%	6/15/18	780,000	860,543
Total Energy				20,577,788
Financials — 30.9%
Capital Markets — 6.2%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	3,070,000	3,505,010
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,318,038
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	552,915
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	470,000	454,279
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,021,237
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	1,799,773
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	1,849,819
Total Capital Markets				13,501,071
Commercial Banks — 6.1%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	240,000	234,600	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	250,000	240,625	(a)
Commonwealth Bank of Australia, Senior Notes	5.000%	10/15/19	110,000	111,737	(a)
Credit Suisse New York, Senior Notes	5.300%	8/13/19	560,000	576,392
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,580,000	1,568,013
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	11/12/13	120,000	116,072
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	740,000	696,751

See Notes to Financial Statements.

4	Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2010

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	$100,000	$98,960
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000	1,110,000	(a)
Svenska Handelsbanken AB, Senior Notes	4.875%	6/10/14	2,100,000	2,224,267	(a)
Wachovia Corp., Senior Notes	5.750%	2/1/18	6,000,000	6,425,874
Total Commercial Banks				13,403,291
Consumer Finance — 3.5%
American Express Co., Senior Notes	8.125%	5/20/19	2,760,000	3,367,114
FMG Finance Pty Ltd., Senior Secured Notes	10.625%	9/1/16	1,250,000	1,381,250	(a)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,000,000	1,166,091
SLM Corp., Senior Notes	8.000%	3/25/20	1,850,000	1,648,239
Total Consumer Finance				7,562,694
Diversified Financial Services — 9.2%
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,138,918
Boeing Capital Corp., Senior Notes	4.700%	10/27/19	1,250,000	1,308,390
Citigroup Inc., Senior Notes	6.375%	8/12/14	300,000	317,291
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	475,215
Citigroup Inc., Senior Notes	6.010%	1/15/15	200,000	208,298
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,276,809
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	586,793
Citigroup Inc., Senior Notes	6.875%	3/5/38	3,000,000	3,048,222
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	1,545,911
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	790,000	838,391
General Electric Capital Corp., Senior Notes	5.500%	1/8/20	1,080,000	1,109,962
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,540,000	2,709,390
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,662,763
TNK-BP Finance SA, Senior Notes	7.500%	3/13/13	870,000	880,875	(a)
Total Diversified Financial Services				20,107,228
Insurance — 3.2%
ACE INA Holdings Inc., Senior Notes	5.600%	5/15/15	1,300,000	1,419,803
Chubb Corp., Senior Notes	5.750%	5/15/18	600,000	662,519
Chubb Corp., Senior Notes	6.500%	5/15/38	600,000	671,678
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	314,437
MetLife Inc., Senior Notes	6.817%	8/15/18	1,500,000	1,641,317
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	587,582	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,157,948	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	434,190
Total Insurance				6,889,474
Real Estate Investment Trusts (REITs) — 1.0%
Digital Realty Trust LP, Bonds	5.875%	2/1/20	40,000	40,330	(a)
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.750%	4/1/17	1,500,000	1,505,658
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	642,671	(a)
Total Real Estate Investment Trusts (REITs)				2,188,659

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report	5

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Thrifts & Mortgage Finance — 1.7%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	$3,500,000	$3,691,244
Total Financials				67,343,661
Health Care — 6.4%
Health Care Equipment & Supplies — 0.5%
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	1,000,000	1,068,750	(b)
Health Care Providers & Services — 3.3%
AmerisourceBergen Corp., Senior Notes	4.875%	11/15/19	440,000	448,334
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,064,320
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,110,884
McKesson Corp., Senior Notes	6.500%	2/15/14	600,000	678,885
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	1,000,000	1,101,250	(a)
UnitedHealth Group Inc., Senior Notes	4.875%	2/15/13	1,300,000	1,391,689
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,280,694
Total Health Care Providers & Services				7,076,056
Life Sciences Tools & Services — 0.3%
Life Technologies Corp., Senior Notes	6.000%	3/1/20	650,000	689,538
Pharmaceuticals — 2.3%
GlaxoSmithKline Capital Inc., Senior Bonds	5.650%	5/15/18	1,500,000	1,672,878
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	695,288
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	1,100,000	1,245,727	(a)
Wyeth, Notes	5.950%	4/1/37	1,300,000	1,405,438
Total Pharmaceuticals				5,019,331
Total Health Care				13,853,675
Industrials — 6.0%
Aerospace & Defense — 0.6%
BAE Systems Holdings Inc., Senior Notes	5.200%	8/15/15	420,000	444,641	(a)
L-3 Communications Corp., Senior Notes	5.200%	10/15/19	380,000	394,883
L-3 Communications Corp., Senior Subordinated Notes	5.875%	1/15/15	100,000	99,750
L-3 Communications Corp., Senior Subordinated Notes	6.375%	10/15/15	460,000	462,300
Total Aerospace & Defense				1,401,574
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	793,554
Airlines — 2.5%
American Airlines Pass-Through Trust, Secured Notes	7.858%	4/1/13	1,725,000	1,742,250
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	190,000	193,800
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	810,000	878,850
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.570%	11/18/10	1,500,000	1,515,000
Delta Air Lines Pass-Through Trust, Senior Secured Notes	7.750%	12/17/19	540,000	580,500
United Airlines Pass-Through Trust, Secured Notes	9.750%	1/15/17	250,000	268,750
United Airlines Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	214,395	232,619
Total Airlines				5,411,769

See Notes to Financial Statements.

6	Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2010

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Commercial Services & Supplies — 1.5%
Avery Dennison Corp., Senior Notes	5.375%	4/15/20	$420,000	$441,304
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.750%	6/15/11	500,000	486,250
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	232,626	(a)
Republic Services Inc., Senior Notes	5.000%	3/1/20	490,000	494,556	(a)
Republic Services Inc., Senior Notes	5.250%	11/15/21	580,000	593,627	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	1,000,000	1,081,250	(a)
Total Commercial Services & Supplies				3,329,613
Industrial Conglomerates — 0.5%
Hutchison Whampoa International Ltd., Notes	4.625%	9/11/15	950,000	974,919	(a)
Road & Rail — 0.5%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	1,000,000	1,160,000
Total Industrials				13,071,429
Information Technology — 0.4%
IT Services — 0.2%
ManTech International Corp., Senior Notes	7.250%	4/15/18	540,000	544,050	(a)
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	399,397
Total Information Technology				943,447
Materials — 6.3%
Containers & Packaging — 0.9%
Ball Corp., Senior Notes	7.125%	9/1/16	440,000	453,200
Ball Corp., Senior Notes	6.625%	3/15/18	180,000	176,400
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	1,300,000	1,329,250
Total Containers & Packaging				1,958,850
Metals & Mining — 4.2%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	2,770,000	3,016,319
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,531,786
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	259,359
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,098,322
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,000,000	1,077,211	(a)
Total Metals & Mining				8,982,997
Paper & Forest Products — 1.2%
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	500,000	470,000
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	1,030,000	1,129,705	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	1,000,000	1,072,500	(a)
Total Paper & Forest Products				2,672,205
Total Materials				13,614,052
Telecommunication Services — 10.5%
Diversified Telecommunication Services — 8.3%
AT&T Inc., Global Notes	5.600%	5/15/18	2,250,000	2,456,539
AT&T Inc., Global Notes	6.550%	2/15/39	650,000	706,419
British Telecommunications PLC, Bonds	9.625%	12/15/30	2,000,000	2,505,450

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report	7

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Deutsche Telekom International Finance BV, Bonds	8.750%	6/15/30	$800,000	$1,013,013
Embarq Corp., Notes	7.995%	6/1/36	1,500,000	1,516,116
France Telecom SA, Senior Notes	5.375%	7/8/19	1,000,000	1,074,110
Intelsat Corp., Senior Notes	9.250%	8/15/14	1,000,000	1,022,500
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	1,000,000	1,263,275
Qwest Corp., Senior Notes	7.875%	9/1/11	500,000	526,250
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	1,000,000	1,026,070
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	1,220,000	1,179,148
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	410,000	438,022
Valor Telecommunications Enterprises LLC/Finance Corp., Senior Notes	7.750%	2/15/15	1,500,000	1,508,406
Verizon Communications Inc., Senior Notes	8.950%	3/1/39	1,350,000	1,857,349
Total Diversified Telecommunication Services				18,092,667
Wireless Telecommunication Services — 2.2%
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	2,000,000	2,504,570
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,160,045
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,250,000	1,196,875
Total Wireless Telecommunication Services				4,861,490
Total Telecommunication Services				22,954,157
Utilities — 7.2%
Electric Utilities — 5.6%
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	661,124
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	676,072
FirstEnergy Corp., Notes	7.375%	11/15/31	2,230,000	2,310,171
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	730,000	754,092
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,053,175	(a)
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	1,000,000	1,043,550
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	1,000,000	1,090,034
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	800,000	992,771
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	820,000	837,124
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,000,000	2,092,500
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	695,251
Total Electric Utilities				12,205,864
Gas Utilities — 0.8%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	1,708,638
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,072,500
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	641,220
Total Utilities				15,628,222
Total Corporate Bonds & Notes (Cost — $186,876,880)				199,934,645

See Notes to Financial Statements.

8	Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2010

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans — 4.2%
Consumer Discretionary — 1.0%
Diversified Consumer Services — 0.4%
Thomson Learning, Term Loan B	2.790%	7/3/14	$992,366	$862,739	(c)
Hotels, Restaurants & Leisure — 0.6%
Venetian Macau, Term Loan B	4.800%	5/27/13	1,250,868	1,211,108	(c)
Total Consumer Discretionary				2,073,847
Financials — 0.5%
Diversified Financial Services — 0.5%
CCM Merger Inc., Term Loan B	8.500%	7/13/12	969,527	955,590	(c)
Health Care — 0.4%
Health Care Equipment & Supplies — 0.4%
Fenwal Inc., Term Loan	2.604 - 2.788%	2/28/14	993,081	879,704	(c)
Industrials — 0.8%
Airlines — 0.4%
Delta Air Lines Inc., Credit-Linked Deposit Facility	2.281 - 2.324%	4/30/12	989,796	953,916	(c)
Commercial Services & Supplies — 0.4%
Nielsen Finance LLC, Term Loan	4.047%	5/2/16	990,000	926,392	(c)
Total Industrials				1,880,308
Information Technology — 0.4%
IT Services — 0.4%
First Data Corp., Term Loan B2	3.032 - 3.040%	9/24/14	989,848	835,802	(c)
Materials — 0.4%
Containers & Packaging — 0.4%
Berry Plastics Group Inc., Term Loan C	2.257%	4/3/15	989,796	892,191	(c)
Telecommunication Services — 0.4%
Diversified Telecommunication Services — 0.4%
Level 3 Communications Inc., Term Loan	2.548%	3/13/14	1,000,000	903,750	(c)
Utilities — 0.3%
Electric Utilities — 0.3%
Texas Competitive Electric Holdings Co. LLC, Term Loan B3	3.790 - 3.797%	10/10/14	989,848	761,211	(c)
Total Collateralized Senior Loans (Cost — $8,705,131)				9,182,403
Sovereign Bond — 0.5%
Russia — 0.5%
Russian Foreign Bond-Eurobond, Senior Bonds (Cost — $911,237)	7.500%	3/31/30	920,000	1,030,400	(a)
U.S. Government & Agency Obligation — 0.0%
U.S. Government Obligations — 0.0%
U.S. Treasury Bonds (Cost — $9,980)	4.500%	8/15/39	10,000	10,461

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report	9

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Shares	Value
Preferred Stock — 0.1%
Financials — 0.1%
Commercial Banks — 0.1%
Santander Finance Preferred SA Unipersonal (Cost — $219,197)	10.500%		7,725	$198,919
Total Investments Before Short-Term Investments (Cost — $196,722,425)				210,356,828

			Face Amount
Short-Term Investments — 1.8%
U.S. Government Agencies — 0.1%
Federal National Mortgage Association (FNMA), Discount Notes	0.180 - 0.200%	8/23/10	$65,000	64,979	(d)(e)
Federal National Mortgage Association (FNMA), Discount Notes	0.216%	8/25/10	50,000	49,984	(d)(e)
Federal National Mortgage Association (FNMA), Discount Notes	0.200%	8/26/10	6,000	5,998	(d)(e)
Total U.S. Government Agencies (Cost — $120,943)				120,961
Repurchase Agreement — 1.7%
Goldman Sachs & Co. repurchase agreement dated 5/28/10; Proceeds at maturity — $3,900,078; (Fully collateralized by U.S. government agency obligations, 1.250% due 5/3/12; Market value — $3,979,800) (Cost — $3,900,000)	0.180%	6/1/10	3,900,000	3,900,000
Total Short-Term Investments (Cost — $4,020,943)				4,020,961
Total Investments — 98.5% (Cost — $200,743,368#)				214,377,789
Other Assets in Excess of Liabilities — 1.5%				3,209,934
Total Net Assets — 100.0%				$217,587,723

(a)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)        Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)         Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(d)        Rate shown represents yield-to-maturity.

(e)         All or a portion of this security is held at the broker as collateral for open futures contracts.

#            Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

10	Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report

Statement of assets and liabilities (unaudited)

May 31, 2010

Assets:
Investments, at value (Cost — $200,743,368)	$214,377,789
Cash	308,048
Interest receivable	3,630,101
Prepaid expenses	31,359
Total Assets	218,347,297

Liabilities:
Payable for securities purchased	555,502
Investment management fee payable	121,125
Payable to broker — variation margin on open futures contracts	14,089
Directors’ fees payable	2,389
Accrued expenses	66,469
Total Liabilities	759,574
Total Net Assets	$217,587,723

Net Assets:
Par value ($0.001 par value; 10,597,998 shares issued and outstanding; 100,000,000 shares authorized)	$ 10,598
Paid-in capital in excess of par value	202,051,541
Undistributed net investment income	153,062
Accumulated net realized gain on investments and futures contracts	1,719,409
Net unrealized appreciation on investments and futures contracts	13,653,113
Total Net Assets	$217,587,723

Shares Outstanding	10,597,998

Net Asset Value	$20.53

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended May 31, 2010

Investment Income:
Interest	$7,208,330
Dividends	5,070
Total Investment Income	7,213,400

Expenses:
Investment management fee (Note 2)	705,876
Excise tax (Note 1)	34,316
Directors’ fees	26,551
Audit and tax	25,731
Transfer agent fees	24,215
Shareholder reports	23,803
Legal fees	16,829
Stock exchange listing fees	5,745
Insurance	2,727
Custody fees	1,633
Miscellaneous expenses	2,375
Total Expenses	869,801
Less: Compensating balance arrangements (Note 1)	(377)
Net Expenses	869,424
Net Investment Income	6,343,976

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,079,381
Futures contracts	(7,351)
Net Realized Gain	1,072,030
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(1,307,650)
Futures contracts	26,763
Change in Net Unrealized Appreciation/Depreciation	(1,280,887)
Net Loss on Investments and Futures Contracts	(208,857)
Increase in Net Assets From Operations	$6,135,119

See Notes to Financial Statements.

12	Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended May 31, 2010 (unaudited) and the Period Ended November 30, 2009†	2010	2009
Operations:
Net investment income	$ 6,343,976	$ 4,549,781
Net realized gain	1,072,030	922,880
Change in net unrealized appreciation/depreciation	(1,280,887)	14,934,000
Increase in Net Assets From Operations	6,135,119	20,406,661

Distributions To Shareholders From (Note 1):
Net investment income	(6,621,704)	(4,404,968)
Decrease in Net Assets From Distributions to Shareholders	(6,621,704)	(4,404,968)

Fund Share Transactions:
Net proceeds from sale of shares (0 and 10,525,136 shares issued, respectively)	—	200,609,294
Reinvestment of distributions (55,442 and 17,420 shares reinvested, respectively)	1,122,726	340,595
Increase in Net Assets From Fund Share Transactions	1,122,726	200,949,889
Increase in Net Assets	636,141	216,951,582

Net Assets:
Beginning of period	216,951,582	—
End of period*	$217,587,723	$216,951,582
* Includes undistributed net investment income of:	$153,062	$430,790
† For the period June 26, 2009 (commencement of operations) through November 30, 2009.

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report	13

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2010[1]	2009[2,3]

Net asset value, beginning of period	$20.58	$19.06 [4]

Income (loss) from operations:
Net investment income	0.60	0.44
Net realized and unrealized gain (loss)	(0.02)	1.50
Total income from operations	0.58	1.94

Less distributions from:
Net investment income	(0.63)	(0.42)
Total distributions	(0.63)	(0.42)

Net asset value, end of period	$20.53	$20.58

Market price, end of period	$20.90	$19.64
Total return, based on NAV [5],[6]	2.90%	10.32%
Total return, based on Market Price [6]	9.77%	0.33%

Net assets, end of period (000s)	$217,588	$216,952

Ratios to average net assets:
Gross expenses [7]	0.80%	0.86%
Net expenses [7,8]	0.80	0.83 [9]
Net investment income [7]	5.84	5.12

Portfolio turnover rate	11%	19%

1  For the six months ended May 31, 2010 (unaudited).

2  For the period June 26, 2009 (commencement of operations) through November 30, 2009.

3  Per share amounts have been calculated using the average shares method.

4  Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

5  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6  The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7  Annualized.

8  The impact of compensating balance arrangements to the expense ratio was less than 0.01%.

9  The investment manager has agreed to reimburse all organization expenses (Note 2).

See Notes to Financial Statements.

14	Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report	15

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$199,934,645	—	$199,934,645
Collateralized senior loans	—	9,182,403	—	9,182,403
Sovereign bond	—	1,030,400	—	1,030,400
U.S. government & agency obligations	—	10,461	—	10,461
Preferred stock	$198,919	—	—	198,919
Total long-term investments	$198,919	$210,157,909	—	$210,356,828
Short-term investments†	—	4,020,961	—	4,020,961
Total investments	$198,919	$214,178,870	—	$214,377,789
Other financial instruments:
Futures contracts	$ 18,692	—	—	$ 18,692
Total	$217,611	$214,178,870	—	$214,396,481

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves

16	Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $44,792 of federal excise tax attributable to calendar year 2009 in March 2010.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Asset Japan and Western Asset Limited provide certain advisory services to the

Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report	17

Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays each of Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset payable monthly, in an amount equal to 70% of the Fund’s fee paid to LMPFA by the Fund related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

LMPFA has agreed to pay (i) all of the Fund’s organizational costs and (ii) the Fund’s offering costs, other than sales load, in excess of $0.04 per Common Share.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$22,036,720	$1,999,478
Sales	24,099,789	3,207,789

At May 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,131,302
Gross unrealized depreciation	(496,881)
Net unrealized appreciation	$13,634,421

At May 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 5-Year Notes	4	9/10	$ 467,339	$ 466,688	$ 651
U.S. Treasury 10-Year Notes	33	9/10	3,973,916	3,955,875	18,041
Net unrealized gain on open futures contracts					$ 18,692

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2010.

ASSET DERIVATIVES1

Interest Rate Contracts Risk
Futures Contracts[2]	$18,692

1  Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2  Includes cumulative appreciation/(depreciation) of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables in the Statement of Assets and Liabilities.

18	Western Asset Investment Grade Defined Opportunity Trust Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Futures contracts	$(7,351)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

Interest Rate Contracts Risk
Futures contracts	$26,763

During the six months ended May 31, 2010, the volume of derivative activity for the fund was as follows:

Average Market Value
Futures contracts (to sell)	$2,161,991

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Distributions subsequent to May 31, 2010

On May 17, 2010, the Fund’s Board of Directors declared three monthly distributions, each in the amount of $0.1045 per share, payable on June 25, 2010, July 30, 2010 and August 27, 2010 to shareholders of record on June 18, 2010, July 23, 2010 and August 20, 2010, respectively.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2010	19

Additional shareholder information (unaudited)

Result of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. was held on March 31, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Common Shares Votes For	Common Shares Votes Withheld
Carol L. Colman	9,891,818	175,867
Daniel P. Cronin	9,892,556	175,129
Paolo M. Cucchi	9,879,767	187,918

At May 31, 2010, in addition to Carol L. Colman, Daniel P. Cronin and Paolo M. Cucchi, the other Directors of the Fund were as follows:

Leslie H. Gelb
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse
R. Jay Gerken, CFA

20	Western Asset Investment Grade Defined Opportunity Trust Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

Western Asset Investment Grade Defined Opportunity Trust Inc.	21

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

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Western Asset

Investment Grade Defined Opportunity Trust Inc.

Directors	Western Asset Investment Grade Defined	Independent registered public
Carol L. Colman	Opportunity Trust Inc.	accounting firm
Daniel P. Cronin	55 Water Street	KPMG LLP
Paolo M. Cucchi	New York, NY 10041	345 Park Avenue
Leslie H. Gelb		New York, NY 10154
R. Jay Gerken, CFA	Investment manager
Chairman	Legg Mason Partners Fund Advisor, LLC	Legal counsel
William R. Hutchinson		Simpson Thacher & Bartlett LLP
Riordan Roett	Subadvisers	425 Lexington Avenue
Jeswald W. Salacuse	Western Asset Management Company	New York, NY 10017
Western Asset Management Company Limited
Officers	Western Asset Management Company Pte. Ltd.	New York Stock Exchange Symbol
R. Jay Gerken, CFA	Western Asset Management Company Ltd	IGI
President and Chief Executive Officer
Kaprel Ozsolak	Custodian
Chief Financial Officer	State Street Bank and Trust Company
Ted P. Becker	1 Lincoln Street
Chief Compliance Officer	Boston, MA 02111
John Chiota
Identity Theft Protection Officer	Transfer agent
Robert I. Frenkel	American Stock Transfer & Trust Company
Secretary and Chief Legal Officer	59 Maiden Lane
Thomas C. Mandia	New York, NY 10038
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.
55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX012742 7/10 SR10-1127

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)       The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                               EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	August 3, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	August 3, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	August 3, 2010